UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 East Market Street Suite 650 Akron, Ohio	44305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On August 28, 2025, Babcock & Wilcox Enterprises, Inc. (the “Company”) issued a notice of redemption (the “Redemption Notice”) for $70 million aggregate principal amount outstanding of its 8.125% Senior Notes due 2026 (the “Notes”), which were issued pursuant to an indenture, dated as of February 12, 2021, as supplemented by the First Supplemental Indenture, dated as of February 12, 2021 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

Pursuant to the Redemption Notice, on October 2, 2025 (the “Redemption Date”), the Company will redeem $70 million aggregate principal amount of the outstanding Notes at a redemption price equal to 100% of the principal amount of such Notes (the “Redemption Price”) together with any accrued and unpaid interest up to, but excluding, the Redemption Date. On the Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed and interest thereon will cease to accrue on and after the Redemption Date.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements relating to the redemption of Notes. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties. For a more complete discussion of these risk factors, see our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. We caution readers not to place undue reliance on these forward-looking statements, which speak only as of the date of this report, and we undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

August 28, 2025	By:	/s/ Cameron Frymyer
Cameron Frymyer
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Representative)